UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2007 to March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Semiannual Report

March 31, 2008

(Unaudited)

To our Shareholders:

On March 31, 2008, the net asset value ("NAV") per share of the Fund was $17.13. During the six-month period ended March 31, 2008, total return at net asset value of your Fund was -5.99%. During the most recent quarter ended March 31, 2008, total return at net asset value of your Fund was -6.91%. The total investment return at market was -8.86% during the six-month period ended March 31, 2008 and was -6.83% during the quarter ended March 31, 2008. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/08	Six Months Ended 3/31/08
Investment Return at market	-6.83%	-8.86%
Net Asset Value	-6.91%	-5.99%
NASDAQ Biotech Index (NBI)	-6.47%	-8.60%
S&P 500 Index	-9.44%	-12.46%

The quarter ended March 31, 2008 was challenging as both the healthcare sector and broader markets exhibited negative trends in share performance. The quarter was marked by significant volatility and uncertainty in the broader equity markets. Volatility primarily resulted from disruptions in the credit markets and subsequent deleveraging. Within the healthcare sector, individual sub-sectors have varied in their performance. In particular the biotechnology sub-sector (as evidenced by the NASDAQ Biotechnology Index (NBI), -6.47%) has suffered materially less than some other sub-sectors. The healthcare payor sub-sector (as evidenced by the performance of Morgan Stanley Healthcare Payors Index (HMO), -31.3%) was among the worst performing. Additionally the hospital sub-sector (as evidenced by the Morgan Stanley Healthcare Provider Index (RXH), -12.7%), and the pharmaceutical sub-sector market (as evidenced by the AMEX Pharmaceutical Index (DRG), -12.46%) did not fare well. While there has been substantial underperformance in certain sub-sectors, we continue to think the underlying fundamental themes in healthcare remain intriguing. The recent volatility, while challenging in the short-term, is creating investment opportunities.

During the six-month period ended March 31, 2008, the substantive negative price trend exhibited by the healthcare payors sub-sector is likely the most notable event that has occurred within the healthcare sector. Components of this sub-sector consist largely of managed care HMOs. This group has been a stalwart performer within healthcare for the last five to ten years due largely to consistent patient enrollment growth, a favorable pricing environment, and cost control. The poor performance of this sub-sector of late has been mostly unexpected and has resulted from operational issues including management turnover, as well as reversals of some or all of the factors described above. These issues have in turn lead to a series of downward revisions in earnings estimates and to what we perceive as a significant reversal in investor sentiment toward the sub-sector. Share price declines have been severe and have affected nearly all members of the sub-sector.

We note that the biotechnology sub-sector (as represented by the NBI) has little or no exposure to managed care. The absence of managed care stocks in the NBI accounts for a significant portion of its out-performance in the period relative to the broader market.

In addition, it appears to us that the U.S. Food and Drug Administration (FDA) is demonstrating a developing trend toward more conservative oversight of drug development. This trend is evident both in the determination of methods for evaluating safety and efficacy of new and existing drugs. For example, the FDA has recently required that at least two drugs be evaluated using clinical endpoints that will increase the time and cost to obtain regulatory approval. The agency has also moved to restrict the use of at least one drug that has been used commercially in multiple clinical indications for many years. It is our opinion that in some cases these pronouncements have been well reasoned while in others we are not so sure. In any case it appears to us that the FDA is becoming a bit more conservative.

There has also been considerable consolidation of late, particularly within the biotechnology sub-sector. For example, in recent months Celgene Corporation acquired Pharmion Corporation, Astellas Pharma Inc. acquired Agensys, Inc., Takeda Pharmaceuticals, Inc. announced plans to acquire Millenium Pharmaceuticals, Inc., and GlaxoSmithKline plc. announced plans to acquire Sirtris Pharmaceuticals, Inc. Celgene and Agensys were owned by the Fund at the time of these acquisitions/announcements. We also note that despite a difficult initial public offering (IPO) market, two Fund portfolio companies, Masimo Corporation and CardioNet, Inc. were able to complete impressive IPOs since the beginning of the Fund's fiscal year in October 2007.

As is often the case, there were a series of positive and negative events that affected sentiment in the healthcare sector and affected the Fund. For example, Genentech, Inc. obtained approval for Avastin in metastatic breast cancer; BioMarin Pharmaceuticals, Inc. obtained approval for Kuvan for phenylketonuria; United Therapeutics Corporation obtained approval for inhaled Remodulin; and POZEN Inc. obtained approval for Treximet in migraine. Medarex, Inc.'s MDX-010 antibody did not meet its primary endpoint in melanoma. The Fund currently holds Genentech, United Therapeutics and Medarex.

During the six-month period ended March 31, 2008, within the public portfolio, the Fund established positions in several companies, including Forest Laboratories, Inc., Merck & Co., Inc., Myriad Genetics, Inc., ResMed Inc. and United Therapeutics Corporation. During the same six-month period, the Fund exited its positions in several companies, including Adams Respiratory Therapeutics, Inc., Cubist Pharmaceuticals, Inc., Mentor Corporation, Schering-Plough Corporation and Vertex Pharmaceuticals, Inc. The Fund also exited its position in Cytyc Corporation when it was acquired by Hologic, Inc.

During the six-month period ended March 31, 2008, within the venture portfolio, the Fund made a private investment in the public entity Penwest Pharmaceuticals Co. and made follow-on investments in OmniSonics Medical Technologies, Inc., Raven biotechnologies, Inc. and Xanthus Pharmaceuticals, Inc. During the period, exits within the venture portfolio were Agensys, Inc., which was purchased by Astellas Pharma Inc., and CardioNet, Inc. and Masimo Corporation, which completed their IPOs. Dako A/S also exited the venture portfolio when it completed its cash tender offer.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2008

% of Net Assets
Gilead Sciences, Inc.	4.6%
Teva Pharmacutical Industries, Ltd.	3.5%
Genzyme Corporation	3.3%
CardioNet, Inc.	3.3%
CVS Caremark Corporation	2.8%
Becton, Dickinson and Company	2.7%
I-trax, Inc.	2.5%
Concentric Medical, Inc.	2.5%
Baxter International Inc.	2.4%
Thermo Fisher Scientific Inc.	2.2%

H&Q HEALTHCARE INVESTORS

PORTFOLIO

As of March 31, 2008

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 12.8% of Net Assets
SHARES	Convertible Preferred (Restricted) (c) - 12.7%	VALUE
	Drug Discovery Technologies - 1.2%
2,380,953	Agilix Corporation Series B (a) (b)	$141,809
375,000	Ceres, Inc. Series C (a)	2,437,500
32,193	Ceres, Inc. Series C-1 (a)	209,255
280,105	Ceres, Inc. Series D (a)	1,820,683
40,846	Ceres, Inc. Series F (a)	265,499
8,170	Ceres, Inc. warrants (expiration 9/05/15) (a)	0
300,000	Zyomyx, Inc. Series A New (a)	30,000
300	Zyomyx, Inc. Series B New (a)	30
	Emerging Biopharmaceuticals - 1.6%
1,818,182	Raven biotechnologies, Inc. Series B (a)	377,273
2,809,157	Raven biotechnologies, Inc. Series C (a)	582,900
4,083,022	Raven biotechnologies, Inc. Series D (a)	300,102
2,123,077	TargeGen, Inc. Series C (a)	1,840,007
586,871	TargeGen, Inc. Series D (a)	508,624
4,001,078	Xanthus Pharmaceuticals, Inc. Series B (a)	2,840,765
	Healthcare Services - 4.0%
484,829	CytoLogix Corporation Series A (a) (b)	4,848
227,130	CytoLogix Corporation Series B (a) (b)	797,226
160,000	I-trax, Inc. Series A (a)	10,361,648
5,384,615	PHT Corporation Series D (a) (b)	4,200,000
1,204,495	PHT Corporation Series E (a) (b)	939,506
	Medical Devices and Diagnostics - 5.9%
4,852,940	Concentric Medical, Inc. Series B (a) (b)	6,794,116
1,744,186	Concentric Medical, Inc. Series C (a) (b)	2,441,860
683,000	Concentric Medical, Inc. Series D (a) (b)	956,200
222,222	EPR, Inc. Series A (a)	2,222
2,292,152	FlowCardia, Inc. Series C (a)	2,458,333
3,669,024	Labcyte Inc. Series C (a)	1,920,000
2,950,000	Magellan Biosciences, Inc. Series A (a)	2,950,000
1,547,988	OmniSonics Medical Technologies, Inc. Series A-1 (a)	1,171,827
1,263,099	OmniSonics Medical Technologies, Inc. Series B-1 (a)	956,166
65,217	TherOx, Inc. Series H (a)	416,085
149,469	TherOx, Inc. Series I (a)	953,612
4,220	TherOx, Inc. warrants (expiration 1/26/10) (a)	0
8,141	TherOx, Inc. warrants (expiration 6/09/09) (a)	0
921,875	Xoft, Inc. Series D (a)	2,950,000
		$51,628,096

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

PRINCIPAL AMOUNT	Convertible Notes (Restricted) (c) - 0.1%	VALUE
	Emerging Biopharmaceuticals - 0.1%
$44,651	Raven biotechnologies, Inc. Convertible Note, 5.00% due 2009	$44,651
117,956	Xanthus Pharmaceuticals, Inc. Promissory Note, 10.00% due 2008	117,956
300,426	Xanthus Pharmaceuticals, Inc. Promissory Note, 8.00% due 2008	300,426
		$463,033
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $55,869,408)	$52,091,129
SHARES	COMMON STOCKS AND WARRANTS - 80.7%
	Biopharmaceuticals - 23.9%
741,268	Akorn, Inc. (a)	3,506,198
202,223	Akorn, Inc. warrants (expiration 3/08/11) (a) (c)	165,823
134,443	Amgen Inc. (a)	5,617,029
99,900	Biogen Idec Inc. (a)	6,162,831
169,350	Forest Laboratories, Inc. (a)	6,775,694
34,330	Genentech, Inc. (a)	2,786,909
180,018	Genzyme Corporation (a)	13,418,542
362,550	Gilead Sciences, Inc. (a)	18,682,201
133,752	Hologic, Inc. (a)	7,436,611
9,185	Intuitive Surgical, Inc. (a)	2,979,155
156,395	Martek Biosciences Corporation (a)	4,780,995
427,400	Medarex, Inc. (a)	3,782,490
334,550	Medicines Company (a)	6,757,910
135,600	Merck & Co., Inc.	5,146,020
137,605	Myriad Genetics, Inc. (a)	5,544,105
129,580	Omrix Biopharmaceuticals, Inc. (a)	1,814,120
47,200	XenoPort, Inc. (a)	1,910,184
		97,266,817
	Biotechnology - 1.7%
472,000	Athersys, Inc. (a) (c)	1,416,000
118,000	Athersys, Inc. warrants (Expiration 6/08/12) (a) (c)	114,460
489,250	Momenta Pharmaceuticals, Inc. (a)	5,347,502
		6,877,962
	Drug Delivery - 3.8%
327,450	Alkermes, Inc. (a)	3,890,106
284,000	CVS Caremark Corporation	11,504,840
		15,394,946

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

SHARES	Drug Discovery Technologies - 7.4%	VALUE
243,433	Avalon Pharmaceuticals, Inc. (a)	$584,239
144,820	Celgene Corporation (a)	8,876,018
146,546	Cougar Biotechnology, Inc. (a)	3,070,139
87,400	OSI Pharmaceuticals, Inc. (a)	3,267,886
574,211	Penwest Pharmaceuticals Co.(Restricted) (a) (c)	1,269,006
287,106	Penwest Pharmaceuticals Co. warrants (expiration 3/11/13) (a) (c)	143,553
90,400	Shire Plc (d)	5,239,584
89,300	United Therapeutics Corporation (a)	7,742,310
300,000	Zyomyx, Inc. (Restricted) (a) (c)	3,000
		30,195,735
	Emerging Biopharmaceuticals - 3.7%
752,798	ACADIA Pharmaceuticals Inc. (a)	6,820,350
170,698	DOV Pharmaceutical, Inc. warrants (expiration 12/31/09) (a) (c)	3,414
1,126,150	Exelixis, Inc. (a)	7,826,743
454,078	NitroMed, Inc. (a)	485,863
		15,136,370
	Generic Pharmaceuticals - 5.5%
90,700	Barr Pharmaceuticals, Inc. (a)	4,381,717
358,200	Mylan Inc.	4,155,120
306,169	Teva Pharmaceutical Industries, Ltd. (d)	14,141,946
		22,678,783
	Healthcare Services - 14.4%
18,700	Abbott Laboratories	1,031,305
67,700	Aetna Inc.	2,849,493
101,800	Allergan, Inc.	5,740,502
222,222	Aveta, Inc. (Restricted) (a) (c)	2,222,220
867,434	CardioNet, Inc. (Restricted) (a) (c)	13,264,367
276,400	Eclipsys Corporation (a)	5,420,204
172,660	HealthExtras, Inc. (a)	4,288,874
95,460	ICON Plc (a) (d)	6,194,400
130,385	Medco Health Solutions, Inc. (a)	5,709,559
114,100	PAREXEL International Corporation (a)	2,978,010
68,500	Pharmaceutical Product Development, Inc.	2,870,150
306,208	Syntiro Healthcare Services (Restricted) (a) (c)	306
97,600	UnitedHealth Group, Inc.	3,353,536
59,050	WellPoint, Inc. (a)	2,605,877
		58,528,803
	Medical Devices and Diagnostics - 20.3%
302,320	Align Technology, Inc. (a)	3,358,775
189,910	Applera Corporation - Applied Biosystems Group	6,240,442

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
169,750	Baxter International Inc.	$9,814,945
127,660	Becton, Dickinson and Company	10,959,611
142,754	IDEXX Laboratories, Inc. (a)	7,032,062
173,857	Inverness Medical Innovations, Inc. (a)	5,233,096
103,950	Laboratory Corporation of America Holdings (a)	7,659,036
254,800	Masimo Corporation (a)	6,624,800
160,000	Masimo Laboratories, Inc. (Restricted) (a) (c)	27,504
830,292	Medwave, Inc. (a) (b) (c)	0
207,573	Medwave, Inc. warrants (expiration 8/21/11) (a) (b) (c)	0
93,008	OmniSonics Medical Technologies, Inc. (Restricted) (a) (c)	930
142,900	PerkinElmer, Inc.	3,465,325
112,500	Phase Forward Inc. (a)	1,921,500
103,750	ResMed Inc. (a)	4,376,175
208	Songbird Hearing, Inc. (Restricted) (a) (c)	139
106,575	Stryker Corporation	6,932,704
159,160	Thermo Fisher Scientific Inc. (a)	9,046,654
		82,693,698
	TOTAL COMMON STOCKS AND WARRANTS (Cost $311,174,166)	$328,773,114
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 6.2%
$25,203,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $25,203,805 (collateralized by U.S. Treasury Bond 4.50%, 2/15/36, market value $25,711,594); 1.15% due 04/01/08	25,203,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,203,000)	$25,203,000
	TOTAL INVESTMENTS - 99.7% (Cost $392,246,574)	$406,067,243
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	$1,138,254
	NET ASSETS - 100%	$407,205,497

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $16,275,565).

(c)  Security fair valued.

(d)  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $374,138,037; see Schedule of Investments)	$389,791,678
Investments in affiliated issuers, at value (identified cost $18,108,537; see Schedule of Investments)	16,275,565
Cash	1,889,662
Dividends and interest receivable	138,459
Receivable for investments sold	1,264,590
Prepaid expenses	75,722
Other assets (See Note (6))	2,359,460
Total assets	$411,795,136
LIABILITIES:
Payable for investments purchased	$3,879,440
Accrued advisory fee	433,416
Accrued audit fee	50,501
Accrued shareholder reporting fees	44,809
Accrued legal fees	75,133
Accrued trustee fee	44,361
Accrued other	61,979
Total liabilities	$4,589,639
NET ASSETS	$407,205,497
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 23,769,081 shares issued and outstanding	$382,601,286
Accumulated net investment loss	(2,356,685)
Accumulated net realized gain on investments, options and foreign currency	13,140,076
Net unrealized gain on investments and foreign currency	13,820,820
Total net assets (equivalent to $17.13 per share based on 23,769,081 shares outstanding)	$407,205,497

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2008

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $11,246)	$501,182
Interest income from non affiliated issuers	369,333
Interest income from affiliated issuers	7,101
Total investment income		$877,616
EXPENSES:
Advisory fees	$2,663,994
Legal fees	118,000
Trustees' fees and expenses	103,781
Administration and auditing fees	101,479
Custodian fees	59,969
Shareholder reporting	43,195
Transfer agent fees	27,499
Stock exchange listing fee	14,062
Other (See Note (3))	102,322
Total expenses		3,234,301
Net investment loss		($2,356,685)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments in non affiliated issuers		$28,176,767
Investments in affiliated issuers		884,652
Closed or expired options contracts written		37,368
Foreign currency		25,337
Net realized gain		$29,124,124
Change in net unrealized appreciation (depreciation) on:
Investments in non affiliated issuers		($54,712,432)
Investments in affiliated issuers		235,114
Closed or expired options contracts written		(15,359)
Foreign currency		14
Change in net unrealized appreciation (depreciation)		($54,492,663)
Net realized and unrealized gain (loss)		($25,368,539)
Net decrease in net assets resulting from operations		($27,725,224)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2008 (Unaudited)	For the year ended September 30, 2007
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,356,685)	($4,095,088)
Net realized gain on investments, options and foreign currency	29,124,124	37,126,911
(Decrease)/increase in net unrealized gain on investments, options, and foreign currency	(54,492,663)	42,202,906
Net (decrease)/increase in net assets resulting from operations	($27,725,224)	$75,234,729
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($17,734,188)	($32,565,626)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (566,487 and 952,611 shares, respectively)	$8,635,030	$16,260,113
Net (decrease)/increase in net assets	($36,824,382)	$58,929,216
NET ASSETS:
Beginning of period	444,029,879	385,100,663
End of period*	$407,205,497	$444,029,879
* Includes accumulated net investment loss of:	($2,356,685)	$0

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2008

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($185,627,821)
Options written	(14,200)
Net purchases of short-term investments	(17,263,476)
Sales of portfolio securities	218,972,962
Interest income received	24,686
Dividends received	438,070
Operating expenses paid	(5,542,795)
Net cash provided from operating activities	10,987,426
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($9,099,158)
Net cash used for financing activities	($9,099,158)
NET INCREASE IN CASH	$1,888,268
CASH AT BEGINNING OF PERIOD	1,394
CASH AT END OF PERIOD	$1,889,662
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($27,725,224)
Purchases of portfolio securities	(185,627,821)
Net purchases of short-term investments	(17,263,476)
Sales of portfolio securities	218,972,962
Accretion of discount on short-term investments	(341,816)
Net realized gain on investments, options and foreign currency	(29,124,124)
Decrease in net unrealized gain on investments	54,492,663
Increase in dividends and interest receivable	(73,044)
Decrease in options written	(14,200)
Increase in accrued expenses	36,947
Increase in prepaid expenses and other assets	(2,345,441)
Net cash provided from operating activities	$10,987,426

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $8,635,030.

Noncash operating activity not included herein consist of one conversion of restricted preferred stock with a cost of $6,484,281 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2008		For the year ended September 30,
	(Unaudited)		2007	2006		2005	2004	2003
Net asset value per share: Beginning of period	$19.14		$17.31	$19.65		$18.12	$19.63	$18.16
Net investment loss (1)	($0.10)		($0.18)	($0.13	) (2)	($0.21)	($0.28)	($0.23)
Net realized and unrealized gain (loss) on investments	(1.15)		3.45	(0.60)		3.18	0.57	3.87
Total increase (decrease) from investment operations	($1.25)		$3.27	($0.73)		$2.97	$0.29	$3.64
Capital gain distributions to shareholders	($0.76)		($1.44)	($1.61)		($1.44)	($1.80)	($2.17)
Net asset value per share: End of period	$17.13		$19.14	$17.31		$19.65	$18.12	$19.63
Per share market value: End of period	$15.01		$17.30	$16.74		$18.64	$18.11	$17.66
Total investment return at market value	(8.86	%)*	12.34%	(1.58%)		11.56%	12.99%	43.49%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period	$407,205,497		$444,029,879	$385,100,663		$417,117,572	$369,303,076	$286,754,854
Ratio of operating expenses to average net assets	1.51	%**	1.52%	1.54%		1.56%	1.63%	1.65%
Ratio of net investment loss to average net assets	(1.10	%)**	(1.00%)	(0.73	%) (2)	(1.17%)	(1.42%)	(1.27%)
Portfolio turnover rate	44.82	%*	115.77%	63.78%		92.68%	33.65%	32.80%
Number of shares outstanding at end of period	23,769,081		23,202,594	22,249,983		21,227,041	20,380,445	14,608,952

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

*  Not Annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(Unaudited)

(1)  Organization

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and includes all companies Hambrecht & Quist Capital Management LLC (the Adviser) determines to be healthcare related. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

(2)  Significant Accounting Policies

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (the FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS 157. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities.

Management is currently evaluating the impact, if any, that SFAS 157, SFAS 159 and SFAS 161 may have on the Fund's financial statement disclosures.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by the Adviser pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to ratification by the Trustees and are pursuant to their oversight. However, because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter ("OTC") options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Fund may purchase and sell (write) options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Investment Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Coverage Requirements. All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality liquid debt obligations or other liquid

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

securities in an amount at least equal to the market value of the securities underlying the option or may utilize any other instrument or transaction consistent with SEC guidelines. When the Fund writes a put option, this means that the Fund may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with SEC guidelines.

Transactions in call options written for the six months ended March 31, 2008 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2007	142	$29,559
Options written	1,224	136,157
Options terminated in closing purchase transacations	(769)	(92,062)
Options exercised	(450)	(64,349)
Options expired	(147)	(9,305)
Options outstanding, March 31, 2008	—	$—

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other that short-term investments) for the six months ended March 31, 2008 totaled $189,457,461 and $217,749,635 respectively.

At March 31, 2008, the total cost of securities for Federal income tax purposes was $392,246,574. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $13,820,669 including gross unrealized gain of $70,250,388 and gross unrealized loss of $56,429,719.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without shareholder approval.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2008.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

$500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Prior to July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.00% of the average net assets up to $250 million, 0.90% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

As of November 2007, Howard Y. Kim, M.D., Vice President of the Investment Adviser, became a member of the team that makes investments on behalf of the Fund. During the last five years, Dr. Kim served as a Principal of Advent International.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2008 these payments amounted to $38,337 and are included in the "other" category in the Statement of Operations together with insurance expenses of $32,510 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board to the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2008 were as follows:

Issuer	Value on October 1, 2007	Purchases	Sales	Income	Value on March 31, 2008
Agilix Corporation	$141,809	$—	$—	$—	$141,809
Concentric Medical, Inc.	10,192,176	—	—	—	10,192,176
CytoLogix Corporation	527,247	507,843	507,563	7,101	802,074
Medwave, Inc.	35,287	—	—	—	—
PHT Corporation	5,139,506	—	—	—	5,139,506
	$16,036,025	$507,843	$507,563	$7,101	$16,275,565

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 17% of the Fund's net assets at March 31, 2008.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2008. The Fund on its own does not have the right to demand that such securities be registered.

Security (e)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	$2,495,500	$0.06	$141,809
Aveta, Inc.
Restricted Common	12/21/05	3,004,698	10.00	2,222,220
CardioNet, Inc.
Restricted Common	5/3/01 - 3/7/07	6,484,281	15.29	13,264,367
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,732	6.50	2,437,500
Series C-1 Cvt. Pfd.	3/31/01	111,508	6.50	209,255
Series D Cvt. Pfd.	3/14/01	1,668,294	6.50	1,820,683
Series F Cvt. Pfd.	9/5/07	268,136	6.50	265,499
Warrants (expiration 9/05/15)	9/5/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	3,330,425	1.40	6,794,116
Series C Cvt. Pfd.	12/19/03	1,500,615	1.40	2,441,860
Series D Cvt. Pfd.	9/30/05	957,925	1.40	956,200
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,623,878	0.01	4,848
Series B Cvt. Pfd.	1/11/01	763,952	3.51	797,226
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	1,000,409	0.01	2,222
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	2,474,767	1.07	2,458,333
I-trax, Inc.
Series A Cvt. Pfd.	3/18/04	4,003,650	64.76	10,361,648
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,923,506	0.52	1,920,000
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,954,179	1.00	2,950,000
Masimo Laboratories, Inc.
Restricted Common	3/31/98	0	0.17	27,504
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/1/03	1,800,514	0.76	1,171,827
Series B-1 Cvt. Pfd.	6/4/07, 11/15/07	960,516	0.76	956,166
Restricted Common	5/24/01, 7/2/07	2,409,033	0.01	930
Penwest Pharmaceuticals Co.
Restricted Common	3/11/08	1,770,005	2.21	1,269,006
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	3,001,725	0.21	377,273
Series C Cvt. Pfd.	11/26/02	2,331,600	0.21	582,900
Series D Cvt. Pfd.	6/23/05	1,205,689	0.07	300,102
Cvt. Note	11/13/07	50,629	100.00	44,651
Songbird Hearing, Inc.
Restricted Common	12/14/00	3,004,861	0.67	139
Syntiro Healthcare Services
Restricted Common	2/5/97	1,200,325	0.001	306

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(continued)

Security (e)	Acquisition Date	Cost	Carrying Value per Unit	Value
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	$2,763,495	$0.87	$1,840,007
Series D Cvt. Pfd.	5/8/07	764,407	0.87	508,624
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,506	6.38	416,085
Series I Cvt. Pfd.	7/8/05	579,407	6.38	953,612
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Pharmaceuticals, Inc.
Series B Cvt. Pfd.	12/5/03 - 11/15/06	4,004,952	0.71	2,840,765
Cvt. Promissory Note	2/29/08, 3/20/08	117,956	100.00	117,956
Cvt. Promissory Note	12/3/07	300,426	100.00	300,426
Xoft, Inc
Series D Cvt. Pfd.	3/23/07	2,958,518	3.20	2,950,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	1/12/04	299,700	0.10	30,000
Series B New Cvt. Pfd.	2/19/99, 1/12/04	468	0.10	30
New Restricted Common	2/19/99 - 7/22/04	3,602,065	0.01	3,000
		$77,344,675		$68,878,601

  (e)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

(5)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2007 through March 31, 2008 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2007:	$373,966,256	$0	$1,750,140	$68,313,483	$444,029,879
For the period from October 1, 2007 through March 31, 2008:
Net investment loss		(2,356,685)			(2,356,685)
Net realized gains			29,124,124		29,124,124
Distributions			(17,734,188)		(17,734,188)
Value of shares issued in reinvestment of dividends	8,635,030				8,635,030
Decrease in net unrealized gain on investments, options and foreign currency				(54,492,663)	(54,492,663)
As of March 31, 2008:	$382,601,286	$(2,356,685)	$13,140,076	$13,820,820	$407,205,497

(6)  Subsequent Events

At March 31, 2008, other assets consisted of amounts related to corporate actions in connection with restricted securities from two issuers. On April 11, 2008 proceeds of $1,663,975 were received from one issuer.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 27, 2008, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (the NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Life Sciences Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past one-, three-, five-, and ten-year periods, and they continue to be satisfied with the investment performance of the Fund and the Adviser. The annualized returns of the Fund's net asset value exceeded the performance of the NBI in recent periods and approximated the performance of the NBI over the long-term, and the annualized returns of the Fund's stock price outperformed the NBI during the periods under review.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, both publicly and privately held, based on publicly available information. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are within a reasonable range in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and Chief Compliance Officer

Trustees

Rakesh K. Jain, Ph.D.

Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management, LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

001CS14577

Item 2.    CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2007-Oct. 31, 2007)
Month #2 (Nov. 1, 2007 - Nov. 30, 2007)
Month #3 (Dec. 1, 2007 - Dec. 31, 2007)
Month #4 (Jan. 1, 2008 - Jan. 31, 2008)
Month #5 (Feb. 1, 2008 - Feb. 28, 2008)
Month #6 (Mar. 1, 2008 - Mar. 31, 2008)
Total

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12.  EXHIBITS

(a)(1)       Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)       Separate certifications of the Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carolyn Haley
Carolyn Haley, Treasurer

Date:	6/9/08

* Print the name and title of each signing officer under his or her signature.